Exhibit 99.2

TABULA RASA HEALTHCARE, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Overview

On August 1, 2022, Tabula Rasa HealthCare, Inc., a Delaware corporation (the “Company”) and Tabula Rasa HealthCare Group, Inc. a Delaware corporation and wholly-owned subsidiary of the Company (“Seller”), completed the previously-announced divestiture of Seller’s unincorporated PrescribeWellness business division (the “PrescribeWellness Business”) and the assets, properties, and rights that are primarily used or held for use in connection with the PrescribeWellness Business (the “PW Assets”) to Transaction Data Systems, Inc., a Florida corporation (“Buyer”), pursuant to an Asset Purchase Agreement, dated June 18, 2022 (the “PW Purchase Agreement” or the “Divestiture”).

The material terms of the PW Purchase Agreement were previously disclosed by the Company in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 21, 2022 (the “Original 8-K”) and the foregoing is qualified in its entirety by reference to the PW Purchase Agreement, which is attached as Exhibit 2.1 to the Original 8-K.

As consideration for the PW Assets, Buyer paid to Seller $124,660,842 in cash at the closing of the transaction (the “Base Purchase Price”). An additional $15,000,000 of purchase price is contingent consideration that may be paid to Seller based upon the PrescribeWellness Business’s achievement of certain performance-based metrics during the fiscal years ending December 31, 2023 and 2024. $6,100,000 of the proceeds of the Base Purchase Price was used by Seller to pay to KD (as defined in the PW Purchase Agreement) the purchase price pursuant to the KD Purchase Agreement (incorporated by reference to Exhibit 2.2 to the Original 8-K). Additionally, $57,405,953 of the proceeds of the Base Purchase Price was used to fully repay and terminate the Company’s Loan and Security Agreement dated December 18, 2020. The PW Purchase Agreement further provides for a customary post-closing, true-up adjustment based on the parties’ determination of the final working capital of the PrescribeWellness Business.

TABULA RASA HEALTHCARE, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2022

(In thousands, except share and per share amounts)

	Historical	Sale of		Pro forma
	Tabula Rasa HealthCare, Inc. (A)	PrescribeWellness Business		Tabula Rasa HealthCare, Inc.
Assets
Current assets:
Cash	$14,449	$58,155	(C)	$72,604
Restricted cash	3,839	—		3,839
Accounts receivable, net of allowance of $103	22,439	—		22,439
Inventories	4,900	—		4,900
Prepaid expenses	3,643	1,000	(D)	4,643
Client claims receivable	12,936	—		12,936
Other current assets	23,987	200	(E)	24,187
Current assets of discontinued operations	202,927	(149,568)	(F)	53,359
Total current assets	289,120	(90,213)		198,907
Property and equipment, net	11,139	—		11,139
Operating lease right-of-use assets	15,299	—		15,299
Software development costs, net	27,710	—		27,710
Goodwill	115,323	—		115,323
Intangible assets, net	43,664	—		43,664
Deferred income tax asset, net	—	3,651	(G)	3,651
Other assets	4,548	7,500	(H)	12,048
Total assets	$506,803	$(79,062)		$427,741

Liabilities and stockholders’ equity
Current liabilities:
Current operating lease liabilities	$3,335	$—		$3,335
Accounts payable	9,537	—		9,537
Client claims payable	8,789	—		8,789
Accrued expenses and other liabilities	39,592	200	(E)	39,792
Current liabilities of discontinued operations	14,950	(5,385)	(F)	9,565
Total current liabilities	76,203	(5,185)		71,018
Line of credit	57,200	(57,200)	(I)	—
Long-term debt, net	319,630	—		319,630
Noncurrent operating lease liabilities	14,753	—		14,753
Deferred income tax liability, net	1,678	(1,678)	(G)	—
Other long-term liabilities	1,107	—		1,107
Total liabilities	470,571	(64,063)		406,508

Stockholders' equity:
Preferred stock, $0.0001 par value; 10,000,000 shares authorized; no shares issued and outstanding	—	—		—
Common stock, $0.0001 par value; 100,000,000 shares authorized, 26,361,787 shares issued and 25,853,103 shares outstanding	3	—		3
Treasury stock, at cost; 508,684 shares	(4,292)	—		(4,292)
Additional paid-in capital	329,061	—		329,061
Accumulated deficit	(288,540)	(14,999)	(J)	(303,539)
Total stockholders’ equity	36,232	(14,999)		21,233
Total liabilities and stockholders’ equity	$506,803	$(79,062)		$427,741

See accompanying notes to unaudited pro forma consolidated financial statements.

TABULA RASA HEALTHCARE, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2022

(In thousands, except share and per share amounts)

	Historical	Historical		Pro forma
	Tabula Rasa HealthCare, Inc. (A)	PrescribeWellness Business (K)		Tabula Rasa HealthCare, Inc.
Revenue:
Product revenue	$50,973	$—		$50,973
Service revenue	16,137	—		16,137
Total revenue	67,110	—		67,110
Cost of revenue, exclusive of depreciation and amortization shown below:
Product cost	39,552	—		39,552
Service cost	13,169	—		13,169
Total cost of revenue, exclusive of depreciation and amortization	52,721	—		52,721
Operating expenses:
Research and development	3,965	—		3,965
Sales and marketing	2,649	—		2,649
General and administrative	15,878	—		15,878
Long-lived asset impairment charge	4,062	—		4,062
Depreciation and amortization	5,742	—		5,742
Total operating expenses	32,296	—		32,296
Loss from operations	(17,907)	—		(17,907)
Other expense:
Interest expense, net	2,269	(597)	(L)	1,672
Total other expense	2,269	(597)		1,672
Income (loss) from continuing operations before income taxes	(20,176)	597		(19,579)
Income tax expense	216	158	(M)	374
Net loss from continuing operations	$(20,392)	$439		$(19,953)

Net loss per share from continuing operations, basic and diluted	$(0.85)			$(0.84)
Weighted average common shares outstanding, basic and diluted	23,865,801			23,865,801

See accompanying notes to unaudited pro forma consolidated financial statements.

TABULA RASA HEALTHCARE, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

(In thousands, except share and per share amounts)

	Historical	Historical		Pro forma
	Tabula Rasa HealthCare, Inc. (B)	PrescribeWellness Business		Tabula Rasa HealthCare, Inc.
Revenue:
Product revenue	$190,072	$(481)		$189,591
Service revenue	141,188	(37,673)		103,515
Total revenue	331,260	(38,154)		293,106
Cost of revenue, exclusive of depreciation and amortization shown below:
Product cost	144,091	(392)		143,699
Service cost	89,265	(12,904)		76,361
Total cost of revenue, exclusive of depreciation and amortization	233,356	(13,296)		220,060
Operating expenses:
Research and development	19,791	(3,056)		16,735
Sales and marketing	25,969	(9,365)		16,604
General and administrative	73,759	(4,783)		68,976
Depreciation and amortization	47,706	(16,374)		31,332
Total operating expenses	167,225	(33,578)		133,647
Income (loss) from operations	(69,321)	8,720		(60,601)
Other expense:
Interest expense, net	9,107	(1,743)	(L)	7,364
Total other expense	9,107	(1,743)		7,364
Income (loss) before income taxes	(78,428)	10,463		(67,965)
Income tax expense (benefit)	627	2,771	(M)	3,398
Net income (loss)	$(79,055)	$7,692		$(71,363)

Net loss per share, basic and diluted	$(3.39)			$(3.06)
Weighted average common shares outstanding, basic and diluted	23,290,660			23,290,660

See accompanying notes to unaudited pro forma consolidated financial statements.

TABULA RASA HEALTHCARE, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

(In thousands, except share and per share amounts)

	Historical	Historical		Pro forma
	Tabula Rasa HealthCare, Inc. (B)	PrescribeWellness Business		Tabula Rasa HealthCare, Inc.
Revenue:
Product revenue	$159,593	$(901)		$158,692
Service revenue	137,626	(34,409)		103,217
Total revenue	297,219	(35,310)		261,909
Cost of revenue, exclusive of depreciation and amortization shown below:
Product cost	117,171	(707)		116,464
Service cost	87,641	(12,906)		74,735
Total cost of revenue, exclusive of depreciation and amortization	204,812	(13,613)		191,199
Operating expenses:
Research and development	18,180	(522)		17,658
Sales and marketing	21,547	(8,260)		13,287
General and administrative	65,378	(4,061)		61,317
Change in fair value of acquisition-related contingent consideration expense	2,613	—		2,613
Intangible asset impairment charge	5,040	—		5,040
Depreciation and amortization	45,040	(14,815)		30,225
Total operating expenses	157,798	(27,658)		130,140
Income (loss) from operations	(65,391)	5,961		(59,430)
Other expense:
Interest expense, net	20,743	(458)	(L)	20,285
Total other expense	20,743	(458)		20,285
Income (loss) before income taxes	(86,134)	6,419		(79,715)
Income tax expense (benefit)	(5,168)	1,700	(M)	(3,468)
Net income (loss)	$(80,966)	$4,719		$(76,247)

Net loss per share, basic and diluted	$(3.71)			$(3.50)
Weighted average common shares outstanding, basic and diluted	21,815,388			21,815,388

See accompanying notes to unaudited pro forma consolidated financial statements.

TABULA RASA HEALTHCARE, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019

(In thousands, except share and per share amounts)

	Historical	Historical		Pro forma
	Tabula Rasa HealthCare, Inc. (B)	PrescribeWellness Business		Tabula Rasa HealthCare, Inc.
Revenue:
Product revenue	$137,130	$—		$137,130
Service revenue	147,577	(26,832)		120,745
Total revenue	284,707	(26,832)		257,875
Cost of revenue, exclusive of depreciation and amortization shown below:
Product cost	102,351	—		102,351
Service cost	79,004	(9,054)		69,950
Total cost of revenue, exclusive of depreciation and amortization	181,355	(9,054)		172,301
Operating expenses:
Research and development	21,739	(1,566)		20,173
Sales and marketing	25,273	(8,376)		16,897
General and administrative	50,897	(6,057)		44,840
Change in fair value of acquisition-related contingent consideration expense	3,816	—		3,816
Depreciation and amortization	34,276	(11,242)		23,034
Total operating expenses	136,001	(27,241)		108,760
Income (loss) from operations	(32,649)	9,463		(23,186)
Other expense:
Interest expense, net	15,986	(633)	(L)	15,353
Total other expense	15,986	(633)		15,353
Income (loss) before income taxes	(48,635)	10,096		(38,539)
Income tax expense (benefit)	(16,199)	2,674	(M)	(13,525)
Net income (loss)	$(32,436)	$7,422		$(25,014)

Net loss per share, basic and diluted	$(1.57)			$(1.21)
Weighted average common shares outstanding, basic and diluted	20,622,258			20,622,258

See accompanying notes to unaudited pro forma consolidated financial statements.

TABULA RASA HEALTHCARE, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(In thousands, except share and per share amounts)

Basis of Presentation

The unaudited pro forma consolidated balance sheet as of March 31, 2022 provides the financial position of the Company giving effect to the Divestiture, including the use of the proceeds from the Divestiture. The unaudited pro forma consolidated statements of operations for the three months ended March 31, 2022 and the years ended December 31, 2021, 2020, and 2019, respectively, have been prepared to show the operating results of the Company giving effect to the Divestiture as if the transaction had occurred on January 1, 2019.

The unaudited financial information for the Company was derived from, and should be read in conjunction with, the Company’s unaudited interim consolidated financial statements included in its Quarterly Report on Form 10-Q with the Securities and Exchange Commission (“SEC”) on May 9, 2022 and the audited consolidated financial statements for the years ended December 31, 2021, 2020, and 2019 included in the Company’s Annual Report on Form 10-K filed with the SEC on February 25, 2022.

The pro forma adjustments are described in the notes to the unaudited pro forma financial information and are based upon information available at the time of preparation and reflect certain reflect certain assumptions that the Company believes are reasonable under the circumstances. Actual results may differ significantly from those reflected here in the unaudited pro forma consolidated financial statements. The unaudited pro forma financial information included herein is for informational purposes only and is not necessarily indicative of what the Company’s financial performance and financial position would have been without the consolidation of the PrescribeWellness Business for the periods presented.

Pro Forma Adjustments

The Company’s Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2022, the Unaudited Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2022 and the years ended December 31, 2021, 2020, and 2019 include the following:

(A)	As reported in the Quarterly Report on Form 10-Q filed by the Company with the SEC on May 9, 2022.

(B)	As reported in the Annual Report on Form 10-K filed by the Company with the SEC on February 25, 2022.

(C)	Represents the net proceeds received upon closing, comprised of the Base Purchase Price, as adjusted for the closing net working capital, of $124,661, net of $57,406 used to pay down and terminate the Company’s Loan and Security Agreement dated December 18, 2020 (see note I), $5,900 used by Seller to pay the purchase price pursuant to the KD Purchase Agreement, $3,000 of transaction fees, and $200 withheld by Buyer at closing and to be paid six months after the transaction. See (E).

(D)	Represents the portion of transaction fees paid at closing attributable to services still to be performed regarding the sale of another one of the Company’s businesses.

(E)	Represents $200 of the purchase price withheld by Buyer at closing and to be paid six months after the transaction, which is payable by Seller to KD pursuant to the KD Purchase Agreement.

(F)	To eliminate the assets and liabilities of the PrescribeWellness Business on March 31, 2022.

(G)	Represents the tax impact of the transaction using a 26.5% statutory effective income tax rate.

(H)	Includes estimate of the fair value of the contingent consideration receivable for the achievement of certain performance-based metrics during the fiscal years ending December 31, 2023 and 2024.

(I)	Represents full repayment of the Company’s Loan and Security Agreement upon transaction close.

(J)	Represents the after-tax loss on the transaction, net of transaction expenses.

(K)	The results of the PrescribeWellness Business for the three months ended March 31, 2022 were reported as discontinued operations in the Quarterly Report on Form 10-Q filed by the Company with the SEC on May 9, 2022.

(L)	Represents elimination of interest expense related to the Company’s Loan and Security Agreement as if such debt was repaid on January 1, 2019. The amounts are presented in the Historical PrescribeWellness Business column for illustrative purposes only and do not pertain to the PrescribeWellness Business.

(M)	Represents the tax impact on proforma adjustments using a statutory effective tax rate of 26.5%.